UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 11, 2007

Date of Report (Date of earliest event reported)

NPS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23272	87-0439579
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

550 Hills Drive, 3rd Floor

Bedminster, NJ 07921

(Address of principal executive offices)

(908) 450-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On October 11, 2007, NPS Pharmaceuticals, Inc. (the “Company”) issued a press release reporting the top-line results from the Company’s Phase 3 study of its investigational drug GATTEX™ (teduglutide, recombinant GLP-2) and announcing details for a conference call to discuss the results of the study. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference. The press release also contains information regarding the availability of a telephonic and webcast replay of the conference call.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by NPS Pharmaceuticals, Inc. on October 11, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2007	NPS PHARMACEUTICALS, INC.

	By:	/s/ Val R. Antczak
Val R. Antczak, Senior Vice President, Legal Affairs, General Counsel and Secretary